Gabelli
Gold
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1998

Gabelli Gold Fund, Inc.
Annual Report - December 31, 1998

                                                                    Caesar Bryan

To Our Shareholders,

      During the fourth quarter of 1998, gold prices suffered as equity markets recovered following their summer sell-off. The gold price declined by almost $9 per ounce to $288 per ounce over the quarter and gold equities, following their powerful rally during September, drifted downwards. Not surprisingly, given this environment, the Fund's holdings in mid-sized gold producers with positive exploration news performed best. These included Getchell Gold, GoldCorp and Meridian Gold, which all appreciated by more than 10%. However, the larger gold producers, such as Newmont Mining and Homestake Mining underperformed. Mid-sized companies were helped by speculation of further consolidation in the industry. During the quarter, Placer Dome bid for Getchell Gold and a number of other smaller transactions were initiated. In an environment of lower gold prices, the gold industry is likely to consolidate further as companies seek to lower costs.

Investment Performance

      For the fourth quarter ended December 31, 1998, The Gabelli Gold Fund's (the "Fund") net asset value declined 8.3%. The Lipper Analytical Services Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies declined 6.2% and 13.4%, respectively over the same period. Each index is an unmanaged indicator of investment performance. The Fund was down 3.6% for 1998. The Lipper Gold Fund Average and XAU Index declined 10.9% and 12.4%, respectively, over the same twelve month period.

      For the three year period ended December 31, 1998, the Fund's total return averaged (20.6)% annually versus average annual total returns of (18.2)% and (13.5)% for the Lipper Gold Fund Average and XAU Index, respectively. Since inception on July 11, 1994 through December 31, 1998, the Fund had a cumulative total return of (42.8)%, which equates to an average annual return of (11.7)%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------
                                            Quarter
                             --------------------------------------
                               1st       2nd       3rd        4th      Year
                               ---       ---       ---        ---      ----

 1998:  Net Asset Value       $6.63     $5.68     $6.17      $5.66     $5.66
        Total Return          12.9%    (14.3)%     8.6%      (8.3)%    (3.6)%
 ------------------------------------------------------------------------------
 1997:  Net Asset Value      $11.83     $9.79     $9.17      $5.87     $5.87
        Total Return          (4.0)%   (17.2)%    (6.3)%    (35.4)%   (51.9)%
 ------------------------------------------------------------------------------
 1996:  Net Asset Value      $14.00    $13.40    $13.46     $12.32    $12.32
        Total Return          22.7%     (4.3)%     0.4%      (8.5)%     8.0%
 ------------------------------------------------------------------------------
 1995:  Net Asset Value      $11.00    $11.96    $12.27     $11.41    $11.41
        Total Return          (0.6)%     8.7%      2.6%      (7.0)%     3.1%
 ------------------------------------------------------------------------------
 1994:  Net Asset Value         --        --     $12.37     $11.07    $11.07
        Total Return            --        --      23.7%(b)  (10.5)%    10.7%(b)
 ------------------------------------------------------------------------------

             ------------------------------------------------------
                 Average Annual Returns - December 31, 1998 (a)

             1 Year .......................................  (3.6)%
             3 Year ....................................... (20.6)%
             Life of Fund(b) .............................. (11.7)%
             ------------------------------------------------------

                                Dividend History
             ------------------------------------------------------
            Payment (ex) Date    Rate Per Share   Reinvestment Price
            -----------------    --------------   ------------------
            December 29, 1997        $0.058             $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on July 11, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GOLD FUND, THE LIPPER GOLD FUND AVERAGE AND
                      THE PHILADELPHIA GOLD & SILVER INDEX

                                        HOLDINGS BY GEOGRAPHIC REGION - 12/31/98

                                [GRAPHIC OMITTED]

                              [Plot Points to come]

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      Current global economic and financial conditions are not favorable for rising commodity prices. Worldwide economic growth rates are declining and many commodity producing countries have devalued their currencies. Recently, the CRB index of commodities hit new lows. Despite its monetary attributes, gold has not been able to buck this trend and during the summer the gold price fell below $280 per ounce, a level not seen for any length of time since the 1970s.

      Gold has suffered from other negative influences, the most important being the continued sales and lending of gold reserves by central banks. This mobilization of above ground supplies of gold has occurred at the same time that demand for gold from traditional sources has declined.

      We believe that many of these factors have now run their course. A more optimistic outlook for gold is supported by both fundamental and technical reasons. First, it is likely that central bank sales have largely been completed. On January 1, 1999, the European Central Bank assumed the management of most European currencies and has stated that they expect no more gold sales from any member banks. Second, distress sales from the Far East have probably ended as the economies of Korea and Thailand are now recovering.

      Even though central bank sales may slow in the future, they remain eager lenders of gold. Currently, the two most inexpensive assets to borrow are Japanese yen and gold. Both cost less than 1.0% to borrow. The yen carry trade was very popular until the second week in October when the yen rallied from 136 to 116 per dollar in one week. Those that had borrowed yen to invest in other markets had to scramble to cover their short yen positions once they had recovered from the shock that the yen could indeed rise in value relative to the dollar. We believe that a similar trade borrowing gold instead of yen has been implemented by a variety of borrowers. Estimates vary as to the amount of gold that has been loaned but it probably amounts to a significant percentage of total central bank holdings. Of course, much of this activity is borrowing by gold mining companies using gold loans as a financial maneuver. However, borrowing gold to finance other activities is considerably more risky. We believe that there is a large short position in the gold market which will eventually have to be covered.

      The recent global economic turmoil has caused some imbalances to appear. One is the growth in the U.S. current account deficit. American citizens have become the consumers of last resort and this has caused the trade deficit to rise significantly. Currently, the U.S. is running a monthly trade deficit of nearly $15 billion and this could rise further in the next few months. We believe that foreign investors may become increasingly hesitant to keep financing these deficits which will likely result in a weaker dollar. A weaker dollar is generally positive for gold prices.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1998.

Anglogold Ltd. (ANGJ.J - $39.02 - Johannesburg Stock Exchange) comprises the South African gold assets of the Anglo American Group. The company's reorganization involved an offering of shares in Vaal Reefs to shareholders in the other mines and then a name change from Vaal Reefs to Anglogold. The company is solely focused on gold and in the future, management efforts will not be diluted by other mining activities. Over time, we expect the company will expand outside South Africa, possibly by acquiring Minorco's gold assets. In the meantime, further improvements can be expected from the company's extensive South African assets.

Barrick Gold Corp. (ABX - $19.50 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

Euro-Nevada Mining Corp. (EN.TO - $16.28 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

Franco-Nevada Mining Corp. (FN.TO - $19.11 - Toronto Stock Exchange) is a Canadian company which invests in gold and other natural resource royalty properties. Its major assets are the royalties attached to the Goldstrike Mine operated by Barrick Gold in the Carlin Trend of Nevada. The company's other main gold interest is a joint venture with Euro-Nevada at Midas, also in Nevada, where exploration drilling is taking place. Recently, Franco-Nevada acquired a royalty over most of the Stillwater ore body in Montana from the Manville Corporation. Franco-Nevada also owns a royalty over the Pandora platinum property controlled by Amplats Platinum in South Africa. The company has a very strong balance sheet, which was further strengthened by an equity offering that was completed in January 1998.

GoldCorp Inc. (GA.TO - $5.66 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Placer Dome Inc. (PDG - $11.50 - NYSE) is one of the leading gold mining companies in North America. In 1998, the company expects to produce 2.9 million ounces of gold and over 10 million ounces of silver. Placer Dome also has copper interests. The company operates mines in North America, Australia, Papua New Guinea and Chile. Placer Dome's most profitable mine is the Pipeline in the United States which produces gold at a cash cost of less than $100 per ounce. For 1998, the company expects its cash costs not to exceed $160 per ounce. Placer's main development property is located in Venezuela which is a large project expected to cost over $500 million to bring into production.

Stillwater Mining Co. (SWC - $41.00 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium. However, due to uncertainties about supplies, combined with strong demand, the price of palladium has risen sharply during the past year. Stillwater controls a massive high-grade platinum/palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about the advantages of converting to a Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund remains concentrated in leading gold companies and mid-sized gold producers with excellent growth potential. These companies are highly operationally leveraged and should perform well in a higher gold price environment.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                               Sincerely,


                                               Caesar Bryan
                                               President and Portfolio Manager

January 29, 1999

     ----------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1998

         Stillwater Mining Co.              Homestake Mining Co.
         GoldCorp Inc.                      Franco-Nevada Mining Corp.
         Euro-Nevada Mining Corp.           Gold Fields Ltd.
         Harmony Gold Mining Ltd.           Meridian Gold Inc.
         Barrick Gold Corp.                 Placer Dome Inc.
     ----------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- December 31, 1998
================================================================================

                                                                       Market
   Shares                                                 Cost         Value
   ------                                                 ----         ------
              COMMON STOCKS -- 100.9%
              Metals and Mining -- 100.9%
              Australia -- 10.5%
  345,000     Lihir Gold Ltd.+ ..................... $   487,044    $   381,956
  300,000     Normandy Mining Ltd. .................     350,817        282,820
   80,000     Ranger Minerals NL+ ..................     235,400        196,275
  385,000     Resolute Samantha Ltd. ...............     460,300        271,565
  100,000     Ross Mining NL .......................      64,380         55,202
                                                     -----------    -----------
                                                       1,597,941      1,187,818
                                                     -----------    -----------
              Ireland -- 1.2%
  214,771     Glencar Explorations plc+ ............     140,524        130,428
                                                     -----------    -----------
              North America -- 59.1%
   30,000     Barrick Gold Corp. ...................     630,813        585,000
   32,600     Bema Gold Corp.+ .....................      66,803         26,488
   40,700     Euro-Nevada Mining Corp. .............     428,166        662,460
   26,700     Franco-Nevada Mining Corp. ...........     461,553        510,205
   13,600     Getchell Gold Corp.+ .................     219,970        370,600
  122,900     GoldCorp Inc., Cl. A+ ................     546,513        696,140
   35,000     Golden Star Resources Ltd.+ ..........     273,762         35,320
  100,000     Greenstone Resources Ltd.+ ...........      77,431         89,196
   94,200     Guyanor Resources SA, Cl. B+ .........     142,317         36,798
   63,640     Homestake Mining Co. .................     664,021        584,693
  124,700     IAM Gold+ ............................     491,911        324,752
   55,000     Kinross Gold Corp.+ ..................     204,372        126,405
   10,000     Meridian Gold Inc.+ ..................      43,000         56,875
   70,000     Meridian Gold Inc., Instl.+ ..........     253,534        410,172
  168,700     Moydow Mines
                International Inc.+ (a) ............     103,606        103,910
   17,700     Newmont Mining Corp. .................     515,635        319,706
   40,000     Placer Dome Inc. .....................     564,856        460,000
   23,350     Stillwater Mining Co.+ ...............     302,207        957,349
  176,000     TVX Gold Inc.+ .......................     856,959        310,753
   22,437     Venoro Gold Corp., Cl. A+ ............      88,428          1,169
                                                     -----------    -----------
                                                       6,935,857      6,667,991
                                                     -----------    -----------
              Peru -- 1.3%
   23,801     Cia De Minas Buenaventura
                SA, Cl. C ..........................      85,310        143,293
                                                     -----------    -----------
              South Africa -- 28.0%
    8,529     Anglogold Ltd (a) ....................     575,717        332,840
    5,400     Anglogold Ltd., ADR ..................     144,720        105,638
   21,658     Ashanti Goldfields Ltd.(a) ...........       1,897          2,166
   15,000     Ashanti Goldfields Ltd., ADR .........     117,567        140,625
  205,000     Avgold Ltd.+(a) ......................     175,409        109,912
   46,000     Driefontein Consolidated
                Ltd., ADR ..........................     319,463        184,000
  120,000     Durban Roodepoort Deep
                Ltd. +(a) ..........................     420,797        329,160
   95,000     Gold Fields Ltd. +(a) ................     657,489        497,461
   70,000     Harmony Gold Mining Ltd.+(a) .........     297,728        331,650
   58,000     Harmony Gold Mining Ltd.,
                ADR+ ...............................     385,850        275,500
   26,000     Impala Platinum Holdings
                Ltd., ADR ..........................     308,425        343,199
  128,355     Kalahari Goldridge Mining
                Co. Ltd.+ ..........................      72,594         49,094
  367,750     Northam Platinum Ltd.+ ...............     452,320        203,173
   90,000     Randfontein Estates Gold
                Mining Co. Ltd.+ ...................     303,306        198,891
   52,200     West Rand Consolidated
                Mines Ltd. + .......................     142,175         57,678
                                                     -----------    -----------
                                                       4,375,457      3,160,987
                                                     -----------    -----------
              United Kingdom -- 0.8%
   34,273     Randgold Resources Ltd.,
                ADR+ ...............................     316,886         85,683
                                                     -----------    -----------
              TOTAL COMMON STOCKS ..................  13,451,975     11,376,200
                                                     -----------    -----------
              Options -- 0.2%
              South Africa -- 0.2%
   47,000     Durban Roodepoort Deep
                Ltd.+ ..............................     143,391         18,376
   23,630     Durban Roodepoort Deep
                Ltd., Ser. B+ ......................      54,682          8,235
                                                     -----------    -----------
              TOTAL Options ........................     198,073        26,611
                                                     -----------    -----------
              TOTAL INVESTMENTS --
                101.1% ............................. $13,650,048     11,402,811
                                                     ===========
              Other Assets and
                Liabilities (Net) -- (1.1)% ........                   (127,001)
                                                                    -----------
              NET ASSETS -- 100.0%
               (1,990,617 shares outstanding) ......                $11,275,810
                                                                    ===========
              NET ASSET VALUE,
                Offering and Redemption
                Price Per Share ....................                      $5.66
                                                                          -----
----------
    For Federal tax purposes:
              Aggregate cost .......................                $14,066,516
                                                                    ===========
              Gross unrealized appreciation ........                $ 1,570,935
              Gross unrealized depreciation ........                 (4,234,640)
                                                                    -----------
              Net unrealized depreciation ..........                $(2,663,705)
                                                                    ===========
----------
(a)     Security fair valued as determined by the Board of Directors.
+       Non-income producing security.
ADR   - American Depositary Receipt.
Instl - Institutional Receipt.

                                                      % of
                                                     Market            Market
Geographic Diversification                            Value             Value
--------------------------                            -----             -----
North America                                         58.5%          $ 6,667,991
South Africa                                          27.9%            3,187,598
Australia                                             10.4%            1,187,818
Europe                                                 1.9%              216,111
Latin America                                          1.3%              143,293
                                                     ------          -----------
                                                     100.0%          $11,402,811
                                                     ======          ===========

                 See accompanying notes to financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
December 31, 1998
================================================================================

Assets:
  Investments, at value (Cost $13,650,048) ..................      $ 11,402,811
  Foreign currency, at value (Cost $89,621) .................            89,325
  Dividends and interest receivable .........................            14,598
  Receivable for investments sold ...........................           287,265
  Receivable for capital shares sold ........................            17,000
  Deferred organizational expenses ..........................            10,123
                                                                   ------------
    Total Assets ............................................        11,821,122
                                                                   ------------
Liabilities:
  Payable for investments purchased .........................            78,128
  Payable for capital shares redeemed .......................             4,500
  Payable for investment advisory fees ......................             9,741
  Payable for distribution fees .............................             2,440
  Payable to custodian ......................................           360,617
  Other accrued expenses ....................................            89,886
                                                                   ------------
    Total Liabilities .......................................           545,312
                                                                   ------------
    Net Assets applicable to 1,990,617
      shares outstanding ....................................      $ 11,275,810
                                                                   ============
Net Assets consist of:
  Capital stock, at par value ...............................      $      1,991
  Additional paid-in capital ................................        18,973,161
  Accumulated net investment loss ...........................          (247,016)
  Accumulated net realized loss on investments
    and foreign currency transactions .......................        (5,204,151)
  Net unrealized depreciation on investments
    and foreign currency transactions .......................        (2,248,175)
                                                                   ------------
    Total Net Assets ........................................      $ 11,275,810
                                                                   ============
    Net Asset Value, offering and redemption
      price per share ($11,275,810 / 1,990,617
      shares outstanding; 1,000,000,000 shares
      authorized of $0.001 par value) .......................             $5.66
                                                                          =====

Statement of Operations
For the Year Ended December 31, 1998
================================================================================

Investment Income:
  Dividends (net of foreign taxes of $10,072) ...............       $   123,991
  Interest ..................................................            17,433
                                                                    -----------
    Total Investment Income .................................           141,424
                                                                    -----------
Expenses:
  Investment advisory fees ..................................           121,860
  Distribution fees .........................................            30,465
  Registration fees .........................................            38,801
  Legal and audit fees ......................................            36,622
  Shareholder services fees .................................            32,522
  Shareholder report expenses ...............................            27,905
  Directors' fees ...........................................            24,599
  Custodian fees ............................................            20,110
  Organizational expenses ...................................            18,240
  Interest expense ..........................................             5,095
  Miscellaneous expenses ....................................             6,686
                                                                    -----------
    Total Expenses ..........................................           362,905
                                                                    -----------
    Net Investment Loss .....................................          (221,481)
                                                                    -----------
Net Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized loss on investments
    and foreign currency transactions .......................        (3,093,749)
  Net change in unrealized depreciation
    on investments and foreign currency
    transactions ............................................         1,873,747
                                                                    -----------
  Net realized and unrealized loss on
    investments .............................................        (1,220,002)
                                                                    -----------
Net decrease in net assets resulting
  from operations ...........................................       $(1,441,483)
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                          Year Ended     Year Ended
                                                                         December 31,   December 31,
                                                                             1998           1997
                                                                         ------------   ------------
Operations:
  Net investment loss .................................................  $   (221,481)  $   (355,020)
  Net realized loss on investments and foreign currency transactions ..    (3,093,749)    (1,233,715)
  Net change in unrealized depreciation on investments
    and foreign currency transactions .................................     1,873,747     (6,650,029)
                                                                         ------------   ------------
    Net decrease in net assets resulting from operations ..............    (1,441,483)    (8,238,764)
                                                                         ------------   ------------
Distributions to shareholders:
  In excess of net investment income ..................................            --        (75,290)
                                                                         ------------   ------------
Capital share transactions:
  Net increase (decrease) in net assets from capital share transactions     4,620,443       (552,389)
                                                                         ------------   ------------
    Net increase (decrease) in net assets .............................     3,178,960     (8,866,443)
Net Assets:
  Beginning of period .................................................     8,096,850     16,963,293
                                                                         ------------   ------------
  End of period .......................................................  $ 11,275,810   $  8,096,850
                                                                         ============   ============

                 See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements
================================================================================

1. Description. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, Inc. (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1998, reclassifications were made to increase accumulated net investment loss for $356,136 and decrease accumulated net realized loss on investments and foreign currency transactions for $57,382 with an offsetting adjustment to additional paid-in capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1998 of $4,787,682. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; and $2,737,815 is available through 2006.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1998, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $30,465, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1998, other than short term securities, aggregated $12,202,031 and $7,277,179, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1998.

The average daily amount of borrowings outstanding during the year ended December 31, 1998 was $84,611, with a related weighted average interest rate of 6.02%. The maximum amount borrowed at any time during the year ended December 31, 1998 was $2,380,000.

8. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                         Year Ended                  Year Ended
                                                     December 31, 1998           December 31, 1997
                                                   ---------------------       ---------------------
                                                   Shares        Amount        Shares        Amount
                                                   -------      --------       -------      --------
Shares sold ...................................   9,430,921   $ 59,452,171    9,312,417   $ 92,169,066
Shares issued upon reinvestment of dividends ..          --             --       12,000         70,322
Shares redeemed ...............................  (8,819,870)   (54,831,728)  (9,321,359)   (92,791,777)
                                                 ----------   ------------   ----------   ------------
  Net increase (decrease) .....................     611,051   $  4,620,443        3,058   $   (552,389)
                                                 ==========   ============   ==========   ============

9. Subsequent Event. On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

Gabelli Gold Fund, Inc.
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                Period Ended December 31,
                                               -------------------------------------------------------
                                                1998        1997        1996        1995         1994+
                                                ----        ----        ----        ----         -----
Operating performance:
    Net asset value, beginning of period ..    $ 5.87     $ 12.32     $ 11.41      $ 11.07      $ 10.00
                                               ------     -------     -------      -------      -------
    Net investment loss ...................     (0.03)      (0.26)      (0.19)(a)    (0.15)(a)     0.00(a)
    Net realized and unrealized gain (loss)
      on investments ......................     (0.18)      (6.13)       1.10         0.49         1.07(b)
                                               ------     -------     -------      -------      -------
    Total from investment operations ......     (0.21)      (6.39)       0.91         0.34         1.07
                                               ------     -------     -------      -------      -------
Distributions to shareholders:
    In excess of net investment income ....        --       (0.06)         --           --           --
                                               ------     -------     -------      -------      -------
    Net asset value, end of period ........    $ 5.66     $  5.87     $ 12.32      $ 11.41      $ 11.07
                                               ======     =======     =======      =======      =======
    Total return ++ .......................      (3.6)%     (51.9)%       8.0%         3.1%        10.7%
                                               ======     =======     =======      =======      =======
Ratios to average net assets and
    supplemental data:
    Net assets, end of period (in 000's) ..   $11,276      $8,097     $16,963      $14,510      $17,634
    Ratio of net investment loss
      to average net assets ...............     (1.82)%     (2.60)%     (1.41)%      (1.12)%      (0.26)%(c)
    Ratio of operating expenses
      to average net assets (d) ...........      2.98%       3.24%       2.17%        2.25%        2.04%(c)
    Portfolio turnover rate ...............        63%         27%         54%          38%          12%

----------
+     From commencement of operations on July 11, 1994.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Based on average month-end shares outstanding.
(b) Includes the effect of realized gains prior to significant increases in shares outstanding.
(c)   Annualized.
(d) The Fund incurred interest expense during the years ended December 31, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

                 See accompanying notes to financial statements.

Gabelli Gold Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Gabelli Gold Fund, Inc. as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                             Gabelli Family of Funds
--------------------------------------------------------------------------------

Gabelli Asset Fund -------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (No-Load)
                                          Portfolio Manager: Howard F. Ward, CFA

Gabelli Westwood Equity Fund ---------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                               Portfolio Manager: Susan M. Byrne

Gabelli Small Cap Growth Fund --------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood SmallCap Equity Fund ------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities with market capitalizations of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                                         Portfolio Manager: Lynda J. Calkin, CFA

Gabelli Westwood Mighty Mites(SM) Fund -----------------------------------------
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (No-Load)
                             Team Managed by: Mario J. Gabelli, Marc J. Gabelli,
                                            Laura S. Linehan and Walter K. Walsh

Gabelli Equity Income Fund -----------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli ABC Fund ---------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Westwood Balanced Fund -------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (No-load)
                          Portfolio Managers: Susan M. Byrne & Patricia R. Fraze

Gabelli Westwood Intermediate Bond Fund ----------------------------------------
Seeks to invest in a diversified portfolio of high quality bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                            Portfolio Manager: Patricia R. Fraze

Gabelli Value Fund -------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The non-diversified Fund's primary objective is long-term capital appreciation. Max. Sales Charge: 5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

Global Series
   Gabelli Global Telecommunications Fund
   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

   Gabelli Global Interactive Couch Potato(R)Fund
   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

   Gabelli Global Opportunity Fund
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (No-load)
                            Portfolio Managers: Marc J. Gabelli and Caesar Bryan

   Gabelli Global Convertible Securities Fund
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (No-load)
                                                 Portfolio Manager: Hart Woodson

Gabelli Gold Fund --------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial and political factors. (No-load)
                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (No-load)
                                                 Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

Gabelli U.S. Treasury Money Market Fund ----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
                                             Portfolio Manager: Judith A. Raneri

The Treasurer's Fund -----------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-Load)
                                             Portfolio Manager: Judith A. Raneri

An investment in a Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Funds seek to preserve the value of an investment at $1.00 per share, there can be no assurance that the Funds will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Funds.
The Funds listed above are distributed by Gabelli & Company, Inc.

--------------------------------------------------------------------------------
  To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses.
         Read the prospectus carefully before you invest or send money.
                                  1-800-GABELLI
   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                    Werner J. Roeder, MD
Chairman and Chief                       Director of Surgery
Investment Officer                       Lawrence Hospital
Gabelli Asset Management Inc.

E. Val Cerutti                           Anthonie C. van Ekris
Chief Executive Officer                  Managing Director
Cerutti Consultants, Inc.                BALMAC International, Inc.

Anthony J. Colavita                      Daniel E. Zucchi
Attorney-at-Law                          President
Anthony J. Colavita, P.C.                Daniel E. Zucchi Associates

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                             Bruce N. Alpert
President and                            Vice President
Portfolio Manager                        and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------